FORM 14-A

Western Silver-Lead Corporation

PRELIMINARY PROXY STATEMENT

Filing Date: January 31, 2002
Commission File No. 1-3477

SCHEDULE  14A
INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant  [X]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[  ]  Confidential for use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to 240.14a-12

Western Silver-Lead Corporation
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required. [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies: Class A Non-Assessable Common Stock, par value $.05, and Class B Assessable Common Stock, par value $.05.
(2) Aggregate number of securities to which transaction applies: 1,200,000 shares of Class A Non-Assessable Common Stock and 2,400,000 shares of Class B Assessable  Common Stock
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): n/a.
(4) Proposed maximum aggregate value of transaction: n/a
(5) Total fee paid: -0-

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date filed:

Western Silver-Lead Corporation
Post Office Box 469, Wallace, Idaho 83873
January 29, 2002

Dear Stockholder:
You are cordially invited to attend the Special Meeting of Shareholders of Western Silver-Lead Corporation on March __, 2002, at 2:30 p.m. local time, at the Wallace Inn, located at 100 Front Street, Wallace, Idaho.

Those matters expected to be acted upon at the meeting are described in detail in the attached Notice of Special Meeting of Shareholders and Proxy Statement.

The enclosed notice and proxy statement contain details concerning the business to come before the meeting.

The board of directors recommends a vote FOR each of the proposals below:

"FOR" approving the election of Thomas J. Craft, Jr., Richard Rubin and Ivo Heiden to our board of directors to serve for the ensuing year or until their successors are duly elected and qualified;

"FOR" the amendment of the Company's Articles of Incorporation, as follows:
(i) authorizing the conversion of the 2,400,000 issued and outstanding shares of Class B Assessable Common Stock into an equal number of shares of Class A Non-Assessable Common Stock, which may be voted upon only by holders of Class B Assessable Common Stock;
(ii) authorizing the change of the par value of the authorized shares of Class A Non-Assessable Common Stock and Class B Assessable Common Stock from $.05 per share to $.001 per share; and
(iii) authorizing an increase of the number of authorized shares of Common Stock from 3,600,000 shares to 6,000,000 shares;

"FOR" the change of the Company's domicile of incorporation from the State of Idaho to the State of Florida by the merger of the Company into its newly organized, wholly-owned subsidiary, Western SVL Corp., a Florida corporation;

"FOR" the ratification and approval of the Asset Purchase Agreement dated as of November 1, 2001, pursuant to which the Company will divest substantially all of its assets; and

"FOR" the ratification of the appointment of DeCoria, Maichel & Teague, a Professional Services corporation, as  the Company's independent accountants, to conduct the audit of the Company's financial statements for the fiscal year ended September 30, 2001, and such other periods as the Board of Directors may determine.

All shareholders are cordially invited to attend the Meeting in person. Your participation at this meeting is very important, regardless of the number of shares you hold. Whether or not you plan to attend the meeting, please complete, date, sign and return the accompanying proxy promptly. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

We look forward to seeing you at the Meeting.

Sincerely,
/s/ H. James Magnuson
H. James Magnuson, President, Director

This Proxy Statement and the accompanying proxy card are first being mailed to
Western Silver-Lead's shareholders beginning March __, 2002.

Table of Contents
Letter of the Company's President to the Shareholder	2
Notice of Special Shareholder Meeting	4
Proposals to be Voted on By Shareholders	5
Item 1. Date, Time and Place Information	8
Item 2. Revocability of Proxy	8
Item 3. Dissenter's Right of Appraisal	8
Item 4. Persons Making the Solicitation	9
Item 5. Interest of Certain Persons in the Matters to Be Acted Upon	8
Item 6. Voting Securities and Principals Thereof	8
Item 7. Directors and Executive Officers	10
Item 8. Compensation of Directors and Executive Officers	12
Item 9. Independent Public Accountants	12
Item 10. Compensation Plans	13
Item 11. Authorization or Issuance of Securities Otherwise than for Exchange	13
Item 12. Modification or Exchange of Securities	14
Item 13. Financial and Other Information	15
Item 14. Merger, Consolidation, Acquisition and Similar Matters	23
Item 15. Acquisition or Disposition of Property	27
Item 21. Voting Procedures	28
Proxy Card	29
Exhibits
(A) Western SVL Corp. Articles of Incorporation under Florida law	31
(B) Western Silver-Lead Corporation Articles of Amendment to the Articles of Incorporation	33
(C) Idaho Statutes	37
(D) Asset Purchase Agreement between the Company and WSL, LLC., dated November 1, 2001	37

WESTERN SILVER-LEAD CORPORATION
NOTICE OF SPECIAL MEETING OF SHAREHOLDER
TO BE HELD MARCH __, 2002

To our Shareholders:

NOTICE is hereby given that on March ___, 2002, Western Silver-Lead Corporation will hold a Special Meeting of Shareholders at the Wallace Inn, located at 100 Front Street, Wallace, Idaho. The meeting will begin at 2:30 p.m. local time. At the meeting, shareholders will be asked:

1. To ratify the election of Thomas J. Craft, Jr., Richard Rubin and Ivo Heiden to our board of directors to serve for the ensuing year or until their successors are duly elected and qualified;
2. To amend the Company's Articles of Incorporation as follows:
(i) To convert the 2,400,000 issued and outstanding shares of Class B Assessable Common Stock into an equal number of shares of Class A Non-Assessable Common Stock, which may be voted on only by the holders of the Class B Assessable Common Stock;
(ii) To change the par value of the Class A Non-Assessable Common Stock and the Class B Assessable Common Stock from $.05 per share to $.001 per share; and
(iii) to increase the number of authorized shares of Common Stock, par value $.001 per share, from 3,600,000 shares to 6,000,000 shares;
3. To change the Company's domicile of incorporation from the State of Idaho to the State of Florida through a merger with its wholly-owned subsidiary, Western SVL Corp., a Florida corporation;
4. To ratify and approve the Asset Purchase Agreement dated as of November 1, 2001 between the Company, Western SVL, WSL, LLC, an Idaho limited liability corporation and Harry F. Magnuson, on the one hand, and Kykuit Corporation, a Florida corporation and its principals, Thomas J. Craft, Jr., Richard Rubin and Ivo Heiden, on the other hand; and
5. To ratify the appointment of DeCoria, Maichel & Teague, a Professional Services corporation, as  the Company's independent accountants, to conduct the audit of the Company's financial statements for the fiscal year ended September 30, 2001 and such other periods as the Board of Directors may determine.
The Company is unaware of any other business to be considered and acted upon at the meeting and any adjournments thereof. Only shareholders of record at the close of business on February ___, 2002, or such other date as may be determined as the record date are entitled to notice of and to vote at the meeting and any adjournments thereof.

All shareholders are cordially invited to attend the meeting in person. To assure your representation at the meeting and whether or not you plan to attend in person, you are urged to mark, sign, date and return the enclosed proxy card at your earliest convenience in the self-addressed, stamped envelope. Any stockholder attending the meeting may revoke their proxy and vote their shares in person.

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY IMMEDIATELY TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING OF SHAREHOLDERS

By Order of the Board of Directors,

/s/ H. James Magnuson
H. James Magnuson, President, Director
Wallace, Idaho
January 31, 2002

Western Silver-Lead Corporation
Post Office Box 469 Wallace, Idaho 83873

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

Proposals to be Voted Upon by Shareholders at the Special Meeting of Shareholders

At the Special Meeting of Shareholders of Western Silver-Lead Corporation, to be held on March ___, 2002, at 2:30 p.m. local time at the Wallace Inn, 100 Front Street, Wallace, Idaho, and at any and all adjournments thereof, the holders of our shares of Class A Non-Assessable Common Stock and Class B Assessable Common Stock will be asked to vote on the following proposals, each of which require the majority of the issued and outstanding shares, and with respect to to proposal to convert issued and outstanding Class B Assessable Common Stock into Class A Non-Assessable Common Stock voting by Class, as discussed below.

Proposal One: To ratify the election of Thomas J. Craft, Jr., Richard Rubin and Ivo Heiden to our board of directors to serve for the ensuing year or until their successors are duly elected and qualified.

Information Concerning Directors: It is proposed that Thomas J. Craft, Jr., Richard Rubin and Ivo Heiden will be elected at the meeting, each to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified. The Company has no reason to believe that any nominee will be unavailable at the time of election.

For information relating to shares owned by the existing director and each of the nominees, see Item 6 "Voting Securities and Principal Holders Thereof". For information as to compensation, their principal occupations, age, and experiences, see Item 7 and Item 8 "Directors and Executive Officers" and "Compensation of Directors and Executive Officers".

Proposal Two: To amend the Company's Articles of Incorporation as follows:
(i) To convert the 2,400,000 issued and outstanding shares of Class B Assessable Common Stock into an equal number of shares of Class A Non-Assessable Common Stock. This Proposal Two (i) shall be subject to the vote of the holders of the Company's Class B Assessable Common Stock only. At present, the Company's Articles of Incorporation authorize a total of 3,600,000 shares, having a par value of $.05 per share, and further authorizes that the shares be divided into two classes as follows: 1,200,000 shares of Class A Non-Assessable Common Stock and 2,400,000 shares of Class B Assessable Common Stock.
Proposal Two (i) is for the approval by the holders of the 2,400,000 issued and outstanding shares of Class B Assessable Common Stock to convert the 2,400,000 shares of Class B Assessable Common Stock into 2,400,000 shares of Class A Non-Assessable Common Stock. Only the holders of Class B Common Stock are entitled to vote on this proposal. This proposal requires an affirmative vote of a  majority of the holders of the issued and outstanding shares of Class B Common Stock.  By voting "FOR" this proposal, shareholders will be authorizing the amendment of the Articles of Incorporation to provide for one class of Common Stock. The difference between Assessable and Non-Assessable Common Stock is described in Item 12 below.

Recommendation of the Board of Directors: Our board recommends that the holders of Class B Common Stock  vote "FOR" the amendment to the Articles of Incorporation authorizing the conversion of the Class B Assessable Common Stock into Class A Non-Assessable Common Stock.  On November 1, 2001, the board unanimously approved this proposal by consent and without a meeting.

Proposal Two (ii): To amend the Articles of Incorporation to change the par value of the Class A Non-Assessable Common Stock and the Class B Assessable Common Stock from $.05 per share to $.001 per share.

This proposal requires an affirmative vote of a  majority of the issued and outstanding shares "FOR" this proposal. By voting "FOR" this proposal, shareholders will be authorizing the amendment of the Articles of Incorporation to change the par value per share. The reason for this proposal to change the par value is described in Item 12 below.

Recommendation of the Board of Directors: Our board recommends that the holders of our Class B Assessable Common Stock and our Class A Non-Assessable Common Stock  vote "FOR" the amendment to the Articles of Incorporation to change the par value of all shares from $.05 per share to $.001 per share. On November 1, 2001, the board unanimously approved this proposal by consent and without a meeting.

Proposal Two (iii): To amend the Articles of Incorporation to increase the authorized number of shares from 3,600,000 shares to 6,000,000 shares;

This proposal requires an affirmative vote of a  majority of the issued and outstanding shares "FOR" this proposal. By voting "FOR" this proposal, shareholders will be authorizing the amendment of the Articles of Incorporation to increase the number of authorized shares. The reason for this proposal to increase the number of authorized shares is described in Item 12 below.

Recommendation of the Board of Directors: Our Board of Directors recommends that our shareholders vote "FOR" the amendment to the Articles of Incorporation to increase the number of authorized shares from 3,600,000 to 6,000,000 shares. On November 1, 2001, the board unanimously approved this proposal by consent and without a meeting.

Proposal Three: To change the Company's domicile of incorporation from the State of Idaho to the State of Florida through a merger of the Company with its wholly-owned subsidiary, Western SVL Corp., a Florida corporation. A copy of the proposed Articles of Incorporation under the laws of Florida is included as Exhibit A to this proxy statement. See also the discussion of the reasons for this proposal in Item 14 below.

This proposal requires an affirmative vote of a majority of   the issued and outstanding shares "FOR" this proposal. By voting "FOR" this proposal, shareholders will be authorizing the reincorporation of the Company under the laws of the State of Florida, by the merger of the Company with and into its wholly-owned subsidiary.

Recommendation of the Board of Directors: Our Board of Directors recommends that the holders of our shares vote "FOR" reincorporation of the Company under the laws of Florida. On November 1, 2001, the board unanimously approved this proposal by consent and without a meeting.

Proposal Four: To ratify and approve the Asset Purchase Agreement dated as of November 1, 2001 between the Company, Western SVL, the Company's Florida subsidiary, WSL, LLC, an Idaho limited liability corporation and Harry F. Magnuson, on the one hand, and Kykuit Corporation, a Florida corporation and its principals, Thomas J. Craft, Jr., Richard Rubin and Ivo Heiden, on the other hand;

This proposal  requires an affirmative vote of a majority of   the issued and outstanding shares "FOR" this proposal. By voting "FOR" this proposal, shareholders will be authorizing the Asset Purchase Agreement and the sale and assignment of substantially all of the Company's assets, except for cash collected on a receivable in the amount of not less than $30,000, to WSL, LLC, an Idaho corporation, and all of the liabilities of the Company, including but not limited to any unrecorded environmental liabilities of the Company related to unpatented and patented mining claims or any other real property. WSL, LLC is controlled by our former president  and director, Harry F. Magnuson, the father of H. James Magnuson, our current president and a director. Mr. Harry F. Magnuson has not been an officer or director of the Company since 1964. Western Silver-Lead Corporation has been in the promotional and exploratory stage since its inception in 1947 and has never had any active mining operations. Our balance sheet at our year ended September 30, 2001, reflected current assets of $43,046, which included the $30,000 account receivable that shall be collected and remain as a cash asset of the Company following the consummation of the Asset Purchase Agreement. The Assets Purchase Agreement is attached as Exhibit D.

On November 1, 2001, the board unanimously approved this proposal by consent and without a meeting. The reasons for this proposal to enter into the Asset Purchase Agreement is described in Item 14 below.

Recommendation of the Board of Directors: Our board recommends that the shareholders vote "FOR" the ratification and approval of the Asset Purchase Agreement.

Proposal Five: To ratify the appointment of DeCoria, Maichel & Teague, a Professional Services corporation, as  the Company's independent accountants, to conduct the audit of the Company's financial statements for the fiscal year ended September 30, 2001 and such other periods as the Board of Directors may determine.

This proposal  requires an affirmative vote of a majority of   the issued and outstanding shares "FOR" this proposal. On November 1, 2001, the board unanimously approved this proposal by consent and without a meeting.

Recommendation of the Board of Directors: Our board recommends that the shareholders vote "FOR" the appointment of DeCoria, Maichel & Teague as our independent accountants to conduct the audits of our financial statements.

The enclosed Proxy is solicited by and on behalf of the board. We are unaware of any additional matters not set forth in the notice of special meeting  that will be presented for consideration at the meeting. If any other matters are properly brought before the meeting and presented for a vote of the shareholders, the persons named in the proxy will vote in accordance with their best judgment upon such matters, unless otherwise restricted by law.

Item 1. Date, time and place information

This proxy statement is furnished in connection with the solicitation of proxies for use at the meeting of shareholders of Western Silver-Lead Corporation to be held on March ___, 2002, at 2:30 p.m. local time the Wallace Inn, located at 100 Front Street, Wallace, Idaho and at any and all adjournments thereof.

Item 2. Revocability of proxy

The accompanying proxy is solicited by our board and is revocable by the shareholder anytime before it is voted. For more information concerning the procedure for revoking the proxy see Item 4. below. This proxy statement is first being mailed to shareholders on or about March ___, 2002.

Item 3. Dissenters' Right of Appraisal

Shareholders have the right to dissent from the change in the domicile of the Company through its merger with  its wholly-owned subsidiary, Western SVL Corp. or from the amendment to the Articles of Incorporation, under Section 30-1-1302 of the Idaho Business Corporation Act. Under this provision of Idaho statute, a shareholder may demand and receive appraisal rights for their shares by compliance with the requirements of the statute. See "Right to Dissent and Appraisal Rights of shareholders Objecting to the Proposed Merger and/or the Articles of Amendment to the Articles of Incorporation."

Item 4. Persons Making the Solicitation

This solicitation is made by the Company's board, which unanimously approved the proposals on November 1, 2001 by consent and without a meeting, and no director has informed the Company that he intends to oppose any action intended to be taken by the Company.

Item 5. Interest of Certain Persons in Matters to Be Acted Upon.

The following table sets forth information, to the best knowledge of the Company, as of January 31, 2002, with respect to each person who has been a director or executive officer of the Company at any time since the beginning of the last fiscal year or has been nominated for election as a director of the Company.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
H. James Magnuson, Post Office Box 469 Wallace, ID 83873, President and a director	40,000 Class B Assessable Shares	.02%of Class B
R. M. MacPhee, Post Office Box 469 Wallace, ID 83873, a director (2)	0	0
Dale B. Lavigne, Post Office Box 469 Wallace, ID 83873, a director (2)	0	0
Thomas J. Craft, Jr. , 301 Clematis Street, Suite 3000 West Palm Beach, FL 33401, a nominee for director	47,795 Class A Non-Assessable Shares 115,723 Class B Assessable Shares	3.98% of Class A 4.82% of Class B
Richard Rubin, 730 Fifth Avenue, Suite 911 New York, NY 10019, a nominee for director	47,794 Class A Non-Assessable Shares 149,270 Class B Assessable Shares	3.98% of Class A 6.22% of Class B
Ivo Heiden, 730 Fifth Avenue, Suite 911 New York, NY 10019, a nominee for director	23,896 Class A Non-Assessable Shares 57,862 Class B Assessable Shares	1.99% of Class A 2.41% of Class B
All executive officers and directors as a group (3 persons) own 40,000 shares of Class B Assessable Common Stock or .02% of the issued and outstanding Class B Common Stock.
Note: Unless otherwise indicated in the footnotes below, the Company has been advised that each person above has sole voting power over the shares indicated above.
(1) Based upon 1,200,000 shares of Class A Non-Assessable Common Stock and 2,400,000 shares of Class B Assessable Common Stock issued and outstanding as of January 31, 2002.
(2) On November 1, 2001, Messrs. MacPhee and Lavigne agreed to resign as directors of the Company, effective at the meeting. Mr. Magnuson agreed to resign as a director upon affirmative vote the Company's shareholders of the proposals at the meeting.

In connection with the Asset Purchase Agreement, which is subject to shareholder ratification at the Meeting, substantially all of the assets of the Company, excluding $30,000 in cash, and all of the liabilities of the Company, including but not limited to any unrecorded environmental liabilities of the Company and/or its unpatented and patented mining claims or any other real property, will be transferred and assigned to WSL, LLC, organized under the laws of Idaho and controlled by our former president and chairman, Harry F. Magnuson, the father of  H. James Magnuson, our current president and sole director. As consideration for the agreement of WSL, LLC to assume all liabilities of the Company, including but not limited to any unrecorded environmental liabilities of the Company and/or its unpatented and patented mining claims or any other real property, the amount and existence of which cannot be determined, WSL, LLC control person, Harry F. Magnuson, is being paid cash at the closing of $115,000 by an entity controlled by Messrs. Craft, Rubin and Heiden, nominees for the board of directors. The entity controlled by the nominees has further agreed to advance the expenses for professional fees, including fees payable to the Company's independent public accountants, for the purpose of enabling the Company to become current in its reporting requirements under the Securities Exchange Act of 1934. Messrs. Craft, Rubin and Heiden have also provided for no cash compensation or other fee arrangement services related to the preparation of this proxy statement. If the proposals considered at the meeting are ratified and approved, the nominees for director will constitute our entire board of directors and will be able to appoint the Company's executive officers. See the discussion under Item 14 below.

Item 6. Voting Securities and Principal Holders Thereof

Only shareholders of record at the close of business on February __, 2002, the record date, are entitled to notice of, and to vote at, the meeting. At the record date, there were 1,200,000 shares of Common Stock Class A Non-Assessable Common Stock and 2,400,000 shares of Class B Assessable Common Stock issued and outstanding.

Each shareholder of record on the record date is entitled to one vote per share on each proposal presented at the meeting, exercisable in person or by proxy, except with respect to Proposal Two (i) to convert the 2,400,000 shares of Class B Assessable Common Stock into an equal number of shares of Class A Non-Assessable Common Stock which is subject to vote by the Class B shareholders. None of the shares have cumulative voting rights.

The presence in person or by proxy of a majority of the outstanding shares entitled to vote is necessary to constitute a quorum at the meeting. Assuming a quorum is present, the affirmative vote of the holders of a majority of the shares  issued and outstanding present in person or represented by proxy is required for approval of each proposal to be voted upon at the meeting. Under the Idaho Business Corporation Act, because the Company has not held a shareholders' meeting  for  more than ten years, a shareholder may make a motion before a Court of competent jurisdiction in Shoshone County, Idaho, where the Company maintains its headquarters, directing that a meeting be held and that those shareholders present and voting at the meeting in person or by proxy be deemed a quorum for the purposes set forth in this proxy statement, as ordered by the Court.

There is no person or group, as that term is used in section 13(d)(3) of the Exchange Act, who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities, other than Richard Rubin, a nominee for director, who owns 6.22% of the Class B shares. After the conversion of all Class B shares into Class A shares, Mr. Rubin will own 5.47% of the total 3,600,000 shares issued and outstanding.

As a result of the transactions and proposals that will be considered at the meeting, there will occur a change in control of the Company, assuming approval of the shareholders at the meeting under Idaho law.

Item 7. Directors and Executive Officers

Name	Age	Positions and Offices Held
H. James Magnuson (1)	49	President, Director since 1984
R. M. MacPhee (2)	70	Director since 1983
Dale B. Lavigne (2)	70	Director since 1977
Thomas J. Craft, Jr.	37	Nominee for Director (3)
Ivo Heiden	35	Nominee for Director (3)
Richard Rubin	59	Nominee for Director (3)
(1) Mr.. Magnuson has agreed to resign following the meeting and the ratification of the proposals considered at the meeting.
(2) Messrs. MacPhee and Lavigne agreed to resign as directors of the Company pursuant to resolutions adopted by the board by unanimous consent on November 1, 2001.
(3) Subject to election by the shareholders at the meeting to be held on or about March __, 2002.

There are no material proceedings to which any of our directors, officers or affiliates of the Company or any owner of record of beneficially more than five percent (5%) of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder, is a party. None of our directors or nominees entered into any transaction, or series of similar transactions, since the beginning of the Company's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds $60,000 and in which any of our directors or nominees had, or will have, a direct or indirect material interest.

Business Experiences of Current Director/Executive Officer and Nominees During the Last Five Years

The following information with respect to the principal occupation or employment, other affiliations and business experience during the last five years of our director/executive officer and nominees has been furnished to the Company by such persons.

Information regarding present Director.
H. James Magnuson. Mr. Magnuson has been a director and an executive officer of the Company since 1984. During the past five years Mr. Magnuson has been engaged in the private practice of law in Coeur d'Alene, Idaho. In addition, Mr. Magnuson is engaged in real estate development and management.

Information regarding new nominees.
Thomas J. Craft, Jr. Mr. Craft, a nominee to the Company's board of directors, is an attorney practicing law under the laws of the State of Florida. Mr. Craft is the president, a director, corporate counsel and a principal shareholder of CR Capital Services, Inc., a corporate securities compliance firm with offices in New York and West Palm Beach, Florida. Mr. Craft from 1996 through 2001, served as the corporate secretary and a director of American Diversified Group, Inc., a public company with headquarters in Hickory, NC since March 1996. From July 1994 to December 1997, Mr. Craft was also secretary and a director of Phoenix International Industries, Inc., a development stage public company located in West Palm Beach, FL. During the past five years Mr. Craft was engaged in the private practice of law in West Palm Beach, FL. In addition, since August 2000, Mr. Craft has been president and a director of Fifth Avenue Acquisition I Corp. and Fifth Avenue Acquisition II Corp., which are reporting non-operating companies under the Exchange Act.

Richard Rubin. Richard Rubin is a nominee to the Company's board of directors . During the past five years, Mr. Rubin has been engaged in the business of providing corporate securities consulting services to public companies. Mr. Rubin also serves as corporate secretary, a director and a principal shareholder of CR Capital Services, Inc.  In addition, since August 2000, Mr. Rubin has been corporate secretary, a director and a principal shareholder of Fifth Avenue Acquisition I Corp. and Fifth Avenue Acquisition II Corp., which are reporting non-operating companies under the Exchange Act.

Ivo Heiden. Ivo Heiden, a nominee for director, is also an officer, director and a principal shareholder of CR Capital Services Inc. In addition, Mr. Heiden also serves as an officer, director and a principal shareholder of Fifth Avenue Acquisition I Corp. and Fifth Avenue Acquisition II Corp. Prior to his present position with CR Capital Services Inc. and the organization of the Fifth Avenue entities in August 2000, Mr. Heiden served as a financial analyst for a privately-held company in New York. Mr. Heiden is a graduate of the University of Applied Sciences of Berlin, Germany with degrees in Finance and International Management, and in Telecommunication Engineering.

Compliance with Section 16(a) Beneficial Ownership Reporting
Under the US securities laws, the Company's directors, executive officers, and any persons holding more than ten percent of the Company's common stock are required to report under Section 16(a) of the Exchange Act their ownership of the Company's common stock and any changes in that ownership to the SEC. The table below depicts the compliance with all such filing requirements.

Name	Beneficial Owner of class of Securities (%) (1)	Forms filed under Section 16(a)	Forms not filed on
H. James Magnuson, Officer and Director	.02% of Class B	None	Form 3, 4 and 5
Thomas J. Craft, Jr., Nominee for Director	3.98% of Class A 4.82% of Class B	None	Form 3, 4 and 5
Richard Rubin, Nominee for Director	3.98% of Class A 6.22% of Class B	None	Form 3, 4 and 5
Ivo Heiden, Nominee for Director	1.99% of Class A 2.41% of Class B	None	Form 3, 4 and 5
(1) Based upon 1,200,000 Class A share and 2,400,000 Class B shares issued and outstanding at January 31, 2002.

The Company has been informed by the nominees for director that upon their election to the board at the meeting, they will promptly file the forms required under Section 16(a). The Company has no audit nor compensation committees or any other committees performing similar functions. During the recent fiscal year ended September 30, 2001, the Company held no board meetings. Since the end of the most recent fiscal year, the board of directors on November 1, 2001, acting by consent and without a meeting unanimously approved the proposals to be considered at the meeting.

Item 8. Compensation of Directors and Executive Officers.

The following table sets forth information concerning the aggregate compensation in excess of $100,000 paid by the Company to its executive officers and directors for services rendered in a capacities to the Company for the years ended September 30, 2001, 2000 and 1999. During our fiscal year ended September 30, 2001, and during each of the past three years, we paid no executive compensation, because we lacked the financial resources

					Long Term Compensation
		Annual Compensation			Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Award	Securities Underlying Options/SAR	LTIP Payouts	All other compensation
		($)	($)	($)	($)	(#)	($)	($)
H. James Magnuson, President and Director since 1984	2001-1999	0	0	0	0	0	0	0
Dale B. Lavigne Vice President and Director since 1977	2001-1999	0	0	0	0	0	0	0
R. M. MacPhee, Secretary, Treasurer and Director since 1983	2001-1999	0	0	0	0	0	0	0

The following persons constitute the nominees for election to the Company's Board of Directors, all of whom have agreed to serve in this capacity:

					Long Term Compensation
		Annual Compensation			Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Award	Securities Underlying Options/SAR	LTIP Payouts	All other compensation
		($)	($)	($)	($)	(#)	($)	($)
Thomas J. Craft, Jr., Nominee for Director	2001*	0	0	0	0	0	0	0
Ivo Heiden, Nominee for Director	2001*	0	0	0	0	0	0	0
Richard Rubin, Nominee for Director	2001*	0	0	0	0	0	0	0
* Messrs. Craft, Heiden and Rubin were nominated to become directors of the Company on November 1, 2001, subject to shareholder ratification at the meeting. Messrs. MacPhee and Lavigne agreed to resign as directors by action taken by unanimous consent without a meeting on November 1, 2001. Mr. Magnuson agreed to resign effective immediately after the shareholders' meeting and the affirmative vote of shareholders of the proposals at the meeting.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of our officers or directors.

Item 9. Independent Public Accountants

The Company has engaged the independent public accounting firm of DeCoria, Maichel & Teague, a Professional Services corporation, with offices in Spokane, WA, to conduct the audits for the Company's fiscal year ended September 30,  2001 and such other fiscal years as the Board of Directors shall determine. A representative of the firm of DeCoria, Maichel & Teague has agreed to attend the Meeting and be available to answer questions of shareholders.

Item 10. Compensation Plans

The Company does not have any plans for the payment of cash or non-cash compensation to any executive officers, directors or any other persons.

Item 11. Authorization or Issuance of Securities Otherwise than for Exchange

(a) The Company will be asking the shareholders to ratify the Amendment of the Articles of Incorporation to: (i) convert the 2,400,000 outstanding shares of Class B Assessable Common Stock into an equal number of shares of Class A Non-Assessable Common Stock; (ii) change the par value of all shares of Common Stock from $.05 per share to $.001 per share; and (iii) increase the number of authorized shares  from 3,600,000 shares to 6,000,000 shares. Under Idaho law, the Company may only issue shares to the extent that such shares have been authorized for issuance under the Company's Articles of Incorporation. As of record date, all of our 3,600,000 authorized shares were issued and outstanding. As a result, the Company does not have available any additional shares that may be necessary for future corporate purposes such as mergers, acquisitions, and similar transactions, or in order to engage the services of any personnel for future operations that the Company or any successor may wish to pursue. While the Company has no present plans to enter into any mergers or acquisitions with third parties or seek to hire any personnel, we contemplate that in the future, we may enter into transactions to pursue business opportunities with unidentified third parties having business operations. We have never been actively engaged in the business of  mining but have been in the promotional and exploratory stage since our inception in 1947. It is our intention that any new business activities will be pursued as a Florida corporation, after the change in domicile from Idaho to Florida through the merger with our subsidiary, Western SVL Corp.

Effects of the Amendments to the Articles of Incorporation
The board will not be required nor does it intend to solicit further shareholder approval prior to the issuance of any additional shares, if the shareholders approve the increase in the number of authorized shares at the meeting. Any additional shares may be issued in the future for services, including services as a director and officer, and may effect the voting control of the Company. The board may determine to issue and sell shares pursuant to the private placement exemption from registration   under the Securities Act of 1933, or seek to register shares for sale under such Act. Shares may be issued in pursuing future business opportunities, for potential mergers, acquisitions and other corporate purposes, in compliance with applicable securities laws. The increase in authorized shares will not have any immediate effect on the rights of existing shareholders. To the extent that additional authorized shares are issued in the future, they may decrease the existing shareholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. For more than the past three years, there has been no trading market in the Company's shares. The holders of our shares have no preemptive rights and the board has no plans to grant such preemptive rights with respect to any such shares.

The increase in the authorized number of shares and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the shareholders. Shares of authorized and unissued stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional shares could have the effect of diluting the earnings per share and book value per share and such additional shares could be used to dilute the share ownership or voting rights of a person seeking to obtain control of the Company. While the proposed amendment may have potential anti-takeover effects, this proposal is not prompted by any specific effort or takeover threat currently perceived by the present board or by nominees to become directors. The additional shares to be authorized will be non-assessable shares with the same rights as the existing Class A shares currently authorized and outstanding under the Articles.

Item 12. Modification or Exchange of Securities

The Company's shareholders are being requested at the meeting by this proxy statement to authorize and approve by a majority vote of all shareholders (except as provided below) the amendment of the Company's Articles of Incorporation as follows:
(a) the conversion of the 2,400,000 shares of Class B Assessable Common Stock into an equal number of shares of Class A Non-Assessable Common Stock (subject to vote by Class B shareholders only);
(b) the change in the par value per share from $.05 to $.001 per share; and
(c) the increase in the number of authorized shares from 3,600,000 shares to 6,000,000 shares.

The material differences between the shares of Class B Assessable Common Stock and the shares of Class A Non-Assessable Common Stock and the reasons for the proposal to convert the Class B Assessable Common Stock into Class A Non-Assessable Common Stock are as follows:

The shares of Class B Assessable Common Stock are subject to the levy an assessment by the board. If any holder of Class B Assessable shares shall fail to pay the assessment, these Class B Assessable shares shall become treasury shares and shall no longer be owned of record and beneficially by the former holder. The  Class A shares are fully paid and non-assessable shares. In the event any levy were to be assessed on Class B shares in the future, and the levy was paid by the holder, such levy would  be considered as a contribution to capital to the Company by the holder and would be subject to repayment from net profits  before any dividends are declared or paid on any class of shares. After the repayment of all assessments levied against the any Class B shares, all shares would be entitled to share ratably in all dividends declared and paid.

The Company has never paid any dividends nor does not have the cash resources to pay any dividends. However,  under the Articles of Incorporation the board has authority to levy assessments on the 2,400,000 issued and outstanding Class B shares. By the affirmative vote of a majority of holders of Class B  shares to convert  into Class A shares, the authority of the board to levy any assessment on Class B shares would cease and all outstanding shares would become fully paid and non-assessable shares. See Item 14 below with respect to the reincorporation of the Company as a Florida corporation. The Company believes that it is in its best interests and in the best interests of all of its shareholders to convert the Class B shares into Class A Non-Assessable shares. By having one class of non-assessable common stock issued and outstanding, as well as having authorized but unissued shares available for issuance, the Company believes that its capital structure will make it more flexible to pursue business opportunities and should be more appealing to potential new investors. Upon the reincorporation of the Company in Florida, and as provided in the Articles of Incorporation of Western SVL, there will be issued and outstanding only one class of non-assessable shares. See Exhibit A hereto.

There are no arrears in dividends or defaults in principal or interest in respect to any outstanding securities of the Company. The Articles of Amendment to our Articles of Incorporation is attached as Exhibit B hereto.

Item 13. Financial and Other Information

Report of Independent Certified Public Accountants

Board of Directors
Western Silver-Lead Corporation
Wallace, Idaho

 We have audited the accompanying balance sheets of Western Silver-Lead Corporation ("the Company") as of September 30, 2001, 2000 and 1999 and the related statements of operations, stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Silver-Lead Corporation as of September 30, 2001, 2000 and 1999 and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company's operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

DeCoria, Maichel & Teague P.S.
Spokane, Washington
December 4, 2001
Except for Notes 6 and 8, which are dated January 4, 2002

Western Silver-Lead Corporation
Balance Sheets
September 30, 2001, 2000 and 1999
ASSETS
	2001	2000	1999
Current assets:
Cash	$55	$7,331	$5
Interest receivable on related party advances, net	42,991	42,991	40,894
Advances due from related parties, net	-	-	32,660
Total current assets	43,046	50,323	73,559
Investment in marketable securities	20	171	3,656
Total assets	$43,066	$50,493	$77,215

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable to related party	$5,910	$7,081	$14,470
Advances payable to related party	9,600	-	-
Total current liabilities	15,510	7,081	14,470

Stockholders' equity:
Class A common stock, non-assessable,
$.05 par value, 1,200,000 shares
authorized, 961,029 shares issued and outstanding	48,051	48,051	48,051
Class B common stock, assessable, $.05 par value,
2,400,000 shares authorized, 1,821,384 shares issued, less
33,547 shares of treasury stock
at par value of $1,677; 1,787,837 shares outstanding	89,392	89,392	89,392
Paid-in capital from assessments	35,045	35,045	35,045
Accumulated other comprehensive loss	(45,045)	(45,045)	(45,045)
Accumulated deficit	(99,887)	(84,031)	(64,698)
Total stockholders' equity	27,556	43,412	62,745
Total liabilities and stockholders'	$43,066	$50,493	$77,215
The accompanying notes are an integral part of these financial statements.

Western Silver-Lead Corporation
Statements of Operations
For the years ended September 30, 2001, 2000 and 1999

	2001	2000	1999
Operating expenses:
General and administrative	$15,705	$17,945	$20,510

Other income (expenses)
Interest income, net	-	2,097	2,228
Loss on investments	(151)	(3,485)	(13,406)
	(151)	(1,388)	(11,178)

Net loss	$(15,856)	$(19,333)	$(31,688)

Net loss per common share	$0.01	$0.01	$0.01

Weighted average common shares outstanding-basic	2,748,866	2,748,866	2,748,866
The accompanying notes are an integral part of these financial statements.

Western Silver-Lead Corporation
Statements of Changes in Stockholders' Equity
For the years ended September 30, 2001, 2000 and 1999
												Accumulated
	Class A Common			Class B Common				Paid-in		Accu-		Other
	Stock			Stock				Capital from		mulated		Compre-
	Shares		Amount	Shares		Amount		Assessments		Deficit		hensive Loss		Total
Balance,		$			$		$		$		$		$
September 30, 1998	961,029		48,051	1,787,837		89,392		35,045		(33,010)		(45,045)		94,433
Net loss										(31,688)				(31,688)
Balance,
September 30, 1999	961,029		48,051	1,787,837		89,392		35,045		(64,698)		(45,045)		62,745
Net loss										(19,333)				(19,333)
Balance,
September 30, 2000	961,029		48,051	1,787,837		89,392		35,045		(84,031)		(45,045)		43,412
Net loss										(15,856)				(15,856)
Balance,
September 30, 2001	961,029		$48,051	$1,787,837		$89,392		$35,045		$(99,887)		$(45,045)		$27,556
The accompanying notes are an integral part of these financial statements.

Western Silver-Lead Corporation
Statements of Cash Flows
For the years ended September 30, 2001, 2000 and 1999

	2001	2000	1999
Cash flows from operating activities:
Net loss	$(15,856)	$(19,333)	$(31,688)
Adjustments to reconcile net loss to
net cash used by operating activities:
Loss on investments	151	3,485	13,406
Net change in:
Interest receivable on related party advances	-	(2,097)	(2,229)
Accountants payable	(1,171)	(7,389)	7,951
Net cash used by operating activities	(16,876)	(25,334)	(12,560)

Cash flows from investing activities:
Proceeds from advances due from related parties, net	-	32,660	28,300
Net cash provided by investing activities	-	32,660	28,300

Cash flows from financing activities:
Payments on advances payable to related parties	-	-	(15,880)
Proceeds from advances payable to related parties	9,600	-	-
Net cash (used) provided by financing activities	9,600	-	(15,880)

Net change in cash	(7,276)	7,326	(140)

Cash, beginning of the year	7,331	5	145

Cash, end of the year	$55	$7,331	$5
The accompanying notes are an integral part of these financial statements.

Western Silver-Lead Corporation
Notes to Financial Statements

1. Description of Business

Western Silver-Lead Corporation (the "Company") is an Idaho Corporation that was incorporated on August 23, 1947. The Company was organized to explore for, acquire and develop mineral properties in the State of Idaho and the Western United States. During the past several years the Company’s activities have been confined to annual assessment and maintenance work on its Idaho mineral properties and other general and administrative functions.

The Company has incurred operating losses in recent years and has no recurring source of revenue. These conditions raise substantial doubt as to the Company’s ability to continue as a going concern. The financial statements do not contain any adjustments, which might be necessary, if the Company is unable to continue as a going concern.

Unless otherwise indicated, amounts provided in these notes to the financial statements pertain to continuing operations.

2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Income Taxes

Income taxes are recognized in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," whereby deferred income tax liabilities or assets at the end of each period are determined using the tax rate expected to be in effect when the taxes are actually paid or recovered. A valuation allowance is recognized on deferred tax assets when it is more likely than not that some or all of these deferred tax assets will not be realized. At September 30, 2001, 2000 and 1999, the Company had recorded no net deferred tax assets or liabilities and recognized no income tax provision as it had no taxable income for the years then ended.

Impaired Asset Policy

The Company periodically reviews its long-lived assets when applicable to determine if any events or changes in circumstances have transpired which indicate that the carrying value of its assets may not be recoverable. The Company determines impairment by comparing the undiscounted future cash flows estimated to be generated by its assets to their respective carrying amounts.

Net Loss Per Share

Statement of Financial Accounting Standards No. 128, "Earnings per Share," requires dual presentation of basic earnings per share ("EPS") and diluted EPS on the face of all income statements issued after December 15, 1997 for all entities with complex capital structures. Basic EPS is computed as net income divided by the weighted average number of both classes of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur from common stock equivalents such as common shares issuable through stock options, warrants and other convertible securities. At September 30, 2001, 2000 and 1999 the Company had no outstanding common stock equivalents, and only basic EPS is reported for the years then ended.

Reclassifications

Certain reclassifications of prior years’ balances have been made to conform to the current year presentation. These reclassifications have no effect on total assets or stockholders’ equity as reported.

Fair Values of Financial Instruments

The carrying amounts of financial instruments including cash, accounts payable, and related party advances and accrued interest thereon, approximated their fair values as of September 30, 2001, 2000 and 1999.

Environmental Matters

In prior years the Company owned property interests on private and public lands in Idaho and other states in Western United States for purposes of exploring for and developing commercial mineral deposits. The Company and its properties have been subject to a variety of federal and state regulations governing land use and environmental matters. The Company’s management believes it has been in substantial compliance with all such regulations, and is unaware of any pending action or proceeding relating to regulatory matters that would affect the financial position of the Company.

New Accounting Pronouncements

In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 141, "Business Combinations," and No. 142, "Goodwill and Other Intangible Assets," collectively, the Statements. These Statements drastically change the accounting for business combinations, goodwill and intangible assets. Companies are required to adopt Statement 142 in their fiscal year beginning after December 15, 2001. The Company anticipates that the adoption of these Statements will not have a material affect on its financial statements.

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities." The Statement requires the Company to recognize all derivatives on the balance sheet at fair value. The Company anticipates that the adoption of this statement will not have a material affect on its financial statements.

Investments

Marketable equity securities are categorized as available for sale and carried at quoted market value. Realized gains and losses on the sale of securities are recognized on a specific identification basis. Unrealized gains and losses are included as a component of accumulated other comprehensive loss, net of related deferred income taxes, if applicable, unless a permanent impairment in value has occurred, which is then charged to operations.

3. Mineral Properties

At September 30, 2001 and 2000, the Company’s mineral properties consisted of approximately 14 acres of patented land located in the Coeur d’ Alene Mining District in Shoshone County, Idaho. During the year ended September 30, 1999, the Company held ten unpatented lode claims in addition to its 14 acres of patented land that were subsequently abandoned during fiscal year 2000. At present, no proven or probable reserves have been established at any of the Company’s mineral properties.

In 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," effective for fiscal years beginning after December 15, 1995. The Statement requires that long-lived assets and associated intangibles be written down to their fair values whenever an impairment review indicates that the carrying value cannot be recovered. Prior to 1999, management reviewed the carrying values of its mineral properties and adjusted the values to zero.

4. Income Taxes

At September 30, 2001, 2000 and 1999 the Company had federal tax-basis net operating loss carryforwards totaling approximately $78,000 which will expire in various amounts from 2004 through 2010. The deferred tax asset associated with these operating loss carryforwards is approximately $26,000 for the years ended September 30, 2001, 2000 and 1999, and has been fully reserved for each of the years then ended, as management believes it is more likely than not that the deferred tax assets will not be utilized.

5. Advances due from/to Related Parties

The Company has had advances due from and to related parties throughout much of its operating history. The related parties, to a large extent, have been business entities owned or controlled by H. F. Magnuson and his immediate family. H. F. Magnuson is a former officer and director of the Company and the father of H. James Magnuson, the Company’s current president and a director. The advances have not been subject to any specific repayment terms or maturities and are payable on demand.

At September 30, 2001, 2000 and 1999 the Company had the following advances due from (to) related party entities:

	2001	2000	1999
Advances due from related party			$83,060
Advances due to related party	$(9,600)		(50,400)
Advances due from (to) related parties, net	$(9,600)		$32,660

In prior periods, interest was accrued on related party advances at 5% per annum. During the year ended September 30, 2001, however, no interest was accrued pursuant to the mutual consent of the Company and the related parties. Accrued interest receivable (payable) on related party advances at September 30, 2001, 2000 and 1999 is as follows:

	2001	2000	1999
Interest receivable on related party advances	$44,039	$44,039	$41,942
Interest payable on related party advances	(1,048)	(1,048)	(1,048)
Interest receivable on related party advances, net	$42,991	$42,991	$40,894

6. Stockholders’ Equity

The Company has authorized for issue 3,600,000 shares of common stock with a par value of $0.05. The authorized common stock has been divided into two classes known as "Class A" and "Class B".

Class A Common Stock
Class A Common Stock consists of 1,200,000 shares is fully paid and non-assessable.

Class B Common Stock
Class B Common Stock consists of 2,400,000 shares and is assessable, provided however, that any assessments levied upon Class B shares are considered as contributions to capital and must be repaid from net profits before dividends are declared or paid to any Class A or B shareholders. Class B capital assessments can be levied at any time by the Board of Directors at their discretion. Shareholders who fail to pay assessments levied on their Class B shares lose ownership of the shares and the shares are returned to the treasury.

At September 30, 2001, 2000 and 1999, the Company had $35,045 of contributed capital from assessments on Class B shares, and 33,547 Class B shares had been returned to the Company’s treasury due to unpaid capital assessments levied on the shares.

Issue of Shares
Pursuant to resolutions passed by the Board of Directors on November 1, 2001, the Company issued 238,971 shares of its Class A Common Stock and 612,163 shares of its Class B Common Stock to a group of individuals and entities affiliated with Kykuit, a Florida corporation the Company entered into an agreement with on November 1, 2001 (see Note 8). The issue, which took place in December of 2001, was in exchange for stock subscriptions receivable collectively totaling $42,557, or $0.05 per share.

7. Related Party Transactions

The Company occupies office space provided by H. F. Magnuson & Company, a company controlled by H. F. Magnuson (See Note 5). The Company pays no rent for the space it occupies and the value of the space is not considered material for financial reporting purposes. During the years ended September 30, 2001, 2000 and 1999, administrative and mineral property maintenance expenses totaling $13,914, $15,406 and $18,311 respectively, were accrued or paid to H. F. Magnuson & Company. At September 30, 2001, 2000 and 1999, the Company had accounts payable due H. F. Magnuson & Company of $5,910, $7,081 and $14,470, respectively.

The Company has utilized the legal services of H. James Magnuson, the Company’s president, director, and legal counsel, for the fiscal years ended September 30, 2001, 2000 and 1999, totaling $300, $1,200 and $1,200, respectively.

8. Subsequent Events

On November 1, 2001, the Board of Directors resolved to enter into an Asset Purchase Agreement with Kykuit, a Florida corporation, WSL L.L.C,  an Idaho limited liability company controlled by H. F. Magnuson, and H. F. Magnuson, an individual, (see Notes 5 and 7), whereby the Company would divest itself of all its assets and liabilities except for $30,000 of cash. The Agreement calls for the transfer of the Company’s assets, including its mineral property holdings, to WSL, and WSL’s assumption of all liabilities known and unknown to the Company. As consideration for the transfer and for consulting services provided by H. F. Magnuson, the Agreement provides for Kykuit’s payment of $115,000 to Mr. Magnuson.

The Agreement is conditioned upon the appointment of three individuals that control Kykuit to the Company’s Board of Directors and changing the Company’s domicile from Idaho to Florida by merging the Company with Western SLV Corporation, a newly formed and wholly owned Florida subsidiary. The Agreement’s closing is contingent upon the ratification of the appointment of directors and merger with Western SLV Corporation by a majority of the Company’s shareholders at a special meeting of shareholders.

In connection with the resolution to enter into the Agreement, the Board of Directors also resolved to amend the Company’s Articles of Incorporation to: 1) authorize the conversion of the Class B shares into the Company’s Class A shares, 2) increase the number of shares of common stock available for issue from 3,600,000 to 6,000,000, and 3) reduce the par value of the Company’s common stock from $0.05 to $0.001.

The resolutions passed by the Board of Directors on November 1, 2001, are subject to ratification by a majority of the Company’s shareholders at a special meeting of shareholders.

Item 14. Merger, Consolidation, Acquisition and Similar Matters

The board has proposed that the Company change its domicile of incorporation from the Idaho to Florida through the merger with its subsidiary, Western SVL. If the shareholders approve by majority vote the change in domicile, the board will be  authorized to execute and file all necessary documentation, including articles of incorporation and amendments, with Idaho and Florida.  A copy of the Articles of Incorporation of Western SVL Corp. is attached as Exhibit A. The Articles of Amendment to the Company's Articles of Amendment are attached as Exhibit B. Upon the merger, each of the 3,600,000 issued and outstanding shares of the Company will be converted into one share Western SVL Corp., having a par value of  $.001 par value per share.

The purpose of the merger is to change the domicile of the Company from Idaho to Florida. The merger will not involve a change in the capital structure of the Company. Upon the effective date of the merger of the Company into Western SVL Corp., the rights and privileges of the shareholders will be defined by the laws of the State of Florida and will no longer be determined by and the Company will no longer be subject to the laws of the State of Idaho. Further, subject to the shareholder approval of the Asset Purchase Agreement, substantially all of the assets of the Company, excluding $30,000 in cash, and all of the liabilities of the Company, including but not limited to any unrecorded environmental liabilities of the Company and/or its unpatented and patented mining claims or any other real property, will be transferred and assigned to WSL, LLC, which entity was organized under the laws of Idaho for the purposes of this agreement and is controlled by our former president and chairman, H. F. Magnuson, the father of  H. James Magnuson, our president and sole director.  The Company has no knowledge of any liabilities, whether recorded or unrecorded, and therefore the scope, amount and existence of such liabilities, if any, that are being assumed by and transferred to WSL, LLC cannot be determined at the date of this Proxy Statement. Any potential unrecorded liabilities however, could be substantial, in which event the Company could be materially adversely affected the Company as well as its ability to pursue new business opportunities. As consideration for the agreement to assume all liabilities of the Company, H. F. Magnuson, the control shareholder of  WSL, LLC, is being paid $115,000 cash at the closing by an entity controlled by the nominees for director, Messrs. Craft, Rubin and Heiden. Mr. Magnuson has also agreed to collect for the Company a cash receivable of $30,000 which will be the sole asset of the Company at the closing.  In addition, the entity controlled by the nominees for director has further agreed to advance the expenses for professional fees, including fees payable to the Company's independent public accountants, for the purpose of enabling the Company to become current in its reporting requirements under the Exchange Act and the nominees have also provided for no cash compensation or other fee arrangement services related to the preparation of this proxy statement. If the proposals considered at the meeting are ratified and approved, the nominees for director will constitute our entire board of directors and will be able to appoint the Company's executive officers. The board believes that the terms of the Asset Purchase Agreement are fair and equitable and in the best interests of the Company and its shareholders, based upon the belief that it may permit the  new management to pursue new business opportunities unrelated to mining, without the potential liabilities associated with the mining industry.

The State of Florida has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. However, Florida does not afford minority shareholders all the same substantive rights and protections that are available under the laws of a number of other states (including Idaho) and that, as a result of the proposed merger and change of domicile, the rights of shareholders will change in a number of important respects. The Board of Directors believes that the advantages of the reincorporation in Florida through the merger of the Company with it subsidiary, Western SVL Corp., is in the best interests of the Company and its shareholders. As a result of the fact that minority shareholders will have less rights after the reincorporation in Florida, because the board of directors will have authority to amend the articles of incorporation, which includes authority to amend the authorized capital stock and adding additional classes of stock, without shareholder approval. This may be considered a disadvantage to the change of domicile.

Results of the Change to Florida
Summarized below are the principal differences between the Idaho Business Corporations Act and the Florida Statutes which may affect the interests of shareholders. This summary does not purport to be a complete statement of the differences between the the Idaho and Florida statutes and related laws affecting shareholders' rights, and the summary is qualified in its entirety by reference to the provisions of these laws. Shareholders of the Company are advised to consult with their own legal counsel regarding all such matters.

Control Share Acquisition: Idaho's Control Share Acquisition Act defines a control acquisition as one involving the acquisition of 20% or more of the voting stock of an "issuing public corporation." An "issuing public corporation" is a publicly held corporation which has at least 50 shareholders and is either (a) incorporated under the laws of the State of Idaho or (b)(i) has a place of business or its principal executive office located in Idaho, (ii) owns or controls assets located within Idaho that have a fair market value of at least $1,000,000, (iii) has more than 250 employees residing in Idaho, and (iv) has either (x) more than 10% of its shareholders resident in Idaho, or (y) more than 10% of its shares owned of record by Idaho residents. For the purposes of Idaho's Control Share Acquisition Act, we are an issuing public corporation. An entity which acquires control shares (i.e., the right to vote more than 10% of the voting power of the corporation in the election of directors) must obtain the approval of 66 2/3% of the outstanding disinterested shares (i.e., of the shares neither controlled by management nor the acquirer) in order to have the right to vote them. Florida does not have a similar provision in its statute. Further, the Company did not issue and sell more than 10% percent of its shares to any entity as defined in the Control Share Acquisition Act. The Company believes that a principal advantage of the Florida statute is that the Company or any successor would be more likely to be able to commence business operations and be able to raise capital for such purpose, and/or pursue other business opportunities than would be available as an Idaho corporation.

Florida law requires in connection with a related party transaction either that (a) any interest of a related party is known to the board of directors or committee, and the board or committee authorizes the transaction in good faith by a vote of the disinterested directors sufficient for the purpose, (b) the interest is known to the shareholders, and they approve or ratify the transaction in good faith by a majority vote of shareholders including the votes of the interested directors, (c) the interest is known to the directors at the time the transaction is brought before the board of directors for action, or (d) the transaction is fair as to the corporation at the time it is authorized or approved. Florida law further provides that unless otherwise provided in the articles of incorporation or the bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. The Articles of Incorporation of Western SVL Corp. do not limit compensation for services.

Action by Shareholders without Meeting: Under Idaho law, shareholders' actions taken without a meeting require unanimous consent. Florida law permits any action which may be taken at any annual or special meeting of shareholders, to be taken without a meeting if written consents setting forth such action to be taken shall be signed by the holders at least a majority of the outstanding stock. Prompt written notice of the action taken shall be sent to those shareholders that have not given their written consent and who otherwise would have been entitled to vote on the action.

Special Meeting Called by Shareholders: Under Idaho law, the holders of at least 20% of the total outstanding shares can make a written demand upon a corporation to hold a special meeting of shareholders. Under Florida law, 10% of the shareholders must demand and/or consent for a special meeting to be held.

Appraisal Rights: Idaho law provides shareholders with appraisal rights in more situations than does Florida law. Under Idaho law, a stockholder may be entitled to appraisal when the shareholders vote (i) to merge or consolidate with other corporations, or (ii) to sell or exchange all or substantially all of its property and assets.

Florida law provides that dissenters' rights are not available if the shareholder's shares were either listed on a national securities exchange, included in the national market system by NASD, or held by at least 2,000 shareholders unless (1) the articles of incorporation of the corporation issuing the shares provide otherwise or (2) a shareholder is required to accept for the shareholder's shares anything except (a) cash, owner's interest or owner's interest in cash in lieu of fractional owners interest of (i) the surviving or acquiring entity, or (ii) any other entity which at the effected date is either listed on a national securities exchange, included in a national market system by the NASD, or held of record by at least 2,000 holders or (b) any combination of the foregoing.

Summary of Provisions of the Western SVL's Articles of Incorporation: In addition to the changes in shareholders' rights resulting in the change from Idaho law to Florida law, Western SVL's Articles of Incorporation contain certain differences from the Company's Articles of Incorporation, as noted herein. This summary does not purport to be a complete statement of the differences between the Company's Articles of Incorporation and the Western SVL's Articles of Incorporation, and the summary is qualified in its entirety by reference to the provisions of these documents. Shareholders of the Company are advised to consult with their own legal counsel regarding all such matters. The foregoing objectives will be accomplished through a "migratory merger", some of the principal features of which are as follows.

(1) The Company will be merged into its subsidiary, Western SVL, Corp., a Florida corporation.
(2) The change of domicile following the meeting and the transactions to be taken at the meeting are not intended to effect a change in the status of the Company's business, property, management or capitalization. Prior to the merger, Western SVL was organized as a wholly-owned subsidiary for the purpose of accomplishing the change in domicile.
(3) Subject to the applicable provisions regarding appraisal rights of the Company's shareholders who file a written objection to the change in domicile, each issued and outstanding share on the date of the change in domicile will automatically become one share of Western SVL Corp.
(4) For Federal income tax purposes, no gain or loss will be recognized by the Company's shareholders, except those who exercise their appraisal rights.
(5) Western SVL will be the successor of the Company, and the shareholders of the Company will become shareholders of Western SVL.
(6) The rights of the Company's shareholders, who upon the change in domicile will be shareholders of Western SVL, will be governed by the laws of the State of Florida and by the terms and provisions of the Articles of Incorporation of Western SVL.
(7) The officers and directors serving of the Company on the change of domicile Idaho's Control Share Acquisition Act will thereupon hold the same offices with Western SVL, Idaho's Control Share Acquisition Act and the approval of the proposals considered at the meeting.

Appraisal / Dissenters' Rights: Shareholders have the right to dissent from the change in domicile and to demand and receive appraisal rights for their shares in the Company by complying with the requirements of Section 30-1-1302 of the Idaho Business Corporation Act.

The discussion contained in this Proxy Statement is qualified in its entirety by reference to the Articles of Incorporation of Western SVL, a copy of which is attached hereto as Exhibit A. The Articles of Amendment to the Company's Articles of Incorporation are attached as Exhibit B.

The Change in Domicile: It is presently anticipated that the date on which the change in domicile from Idaho to Florida through the merger with Western SVL will be effective following the meeting, or as soon thereafter as practicable, assuming that an affirmative vote of the Company's shareholders of this proposal.

Upon the change of domicile, each Company share will be converted automatically into one Western SVL share, having the same par value and the same voting rights as that of the Company's Class A shares. It will not be necessary for shareholders to exchange their existing stock certificates for new stock certificates. Following the change of domicile, previously outstanding stock certificates will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of Western SVL Corp. However, there is no actual trading market in the Company's shares, to its knowledge, nor has there been for many years. It is not anticipated that any trading market will commence for the Western SVL shares unless and until business operations shall commence, of which there can be no assurance.

Federal Tax Consequences: Shareholders are advised to consult with their own tax advisors for more detailed information relating to their individual tax circumstances. The change in domicile is intended to constitute a reorganization under Section 368(a)(1) of the Internal Revenue Code. For federal income tax purposes, no gain or loss will be recognized by the shareholders (other than shareholders who exercise their appraisal rights) of the Company on the automatic conversion of their shares of the Company into shares of Western SVL Corp. as a result of the change of domicile. Each shareholder (other than objecting shareholders) will have a basis in shares of Western SVL Corp. equal to the basis in the shareholder's shares of the Company immediately prior to the  change of domicile and the shareholder's holding period of shares of Western SVL Corp. will include the period during which the shareholder held the corresponding shares of the Company provided such shares were held by the shareholder as a capital asset on the date of the merger. No gain or loss will be recognized by the Company or by Western SVL Corp. as a result of the change in domicile. The receipt of cash in exchange for their shares by objecting shareholders will be a taxable event to such shareholders. Each shareholder is advised to consult his or her attorney or tax advisor as to the Federal, state or local tax consequences of the change of domicile in view of his or her individual circumstances.

Common Stock of the Western SVL Corp., a Florida corporation: The shares of Western SVL Corp. will not be different to that of the Class A shares of the Company, assuming the Company's shareholders approve the proposals for conversion of the Class B shares into Class A shares and the change in par value. Shareholders of Western SVL vote as one class on all matters, including the election of directors, to be voted on by Western SVL Corp.'s shareholders.

Holders of Common Stock are entitled to receive ratably such dividends, if any, as are declared by Western SVL Corp.'s board out of funds legally available for that purpose. In the event of the liquidation, dissolution or winding up of Western SVL Corp., its shareholders are entitled to share ratably in all assets available for distribution to shareholders. Holders of Western SVL have no preemptive rights and the shares to be issued in the merger will be, when issued validly issued, fully paid and nonassessable.

Appraisal/Dissenters' Rights: Shareholders of the Company's Common Stock who follow the procedures set forth in Sections 30-1-1301 through 30-1-1331 of the Idaho Business Corporations Act, copies of which are annexed hereto as Exhibit C, may be entitled to dissent from the change in domicile, and to obtain payment for their shares of the Company's Common Stock.

The following summary of the Idaho Business Corporations Act as it relates to dissenters' rights is not intended to be a complete statement such provisions and is qualified in its entirety by the reference to the copy of the applicable sections of the Idaho Business Corporations Act annexed hereto.

Any shareholder who wishes to dissent to the change of domicile and obtain payment for their shares must deliver to the Company before the vote is taken written notice of their intent to demand payment for their shares if the proposed action is effectuated, and the shareholder must not vote their shares in favor of the proposed action. If a shareholder does not satisfy these requirements, they are not entitled to exercise their dissenters' rights and to receive payment for their shares.

If the proposed corporate action is approved by the required vote at a meeting of shareholders, the Company shall, within ten days after the corporate action was taken, deliver to those shareholders that have given prior written notice of their intent to dissent and have refrained from voting in favor of the proposed action, a written notice which must:
(a) State where the demand for payment must be sent and where and when certificates for certificated shares must be deposited;
(b) Inform holders of uncertificated shares to what extent transfer of shares will be restricted after the payment demand is received;
(c) Supply a form for demanding payment which includes the date of the first announcement to news media or to shareholder of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not they acquired beneficial ownership of the shares before that date;
(d) Set a date by which the Company must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the notice by the Company is delivered; and
(e) Be accompanied by a copy of the applicable Sections of the Idaho Code.

A shareholder who fails to demand payment, or fails to deposit certificates, as required by the notice pursuant to Section 30-1-1322, shall have no right to receive payment for their shares. Dissenters shall retain all other rights of a shareholder until these rights are modified by effectuation of the proposed corporate action.

Within 60 days of the date set for demanding payment and depositing certificates, if the Company has not effectuated the proposed corporate action and remitted payment for shares as provided hereinabove, it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment.

Immediately upon effectuation of the proposed change in domicile, or upon receipt of demand for payment if the change in domicile action has already been effectuated, the Company shall remit to dissenters who have made demand and have deposited their certificates, the amount which the Company estimates to be the fair value of the shares, with interest if any has accrued. The remittance shall be accompanied by:
(a) the Company's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the date of remittance, and income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;
(b) A statement of the Company's estimate of fair value for the shares;
(c) A statement of how the interest was calculate;
(d) A statement of the dissenter's right to demand supplemental payment; and
(e) A copy of the applicable Sections of the Idaho Business Corporations Act.

If the Company fails to remit or if the dissenter believes that the amount remitted is less than the fair value of the shares, they may send the Company their own estimate of the value of the shares and demand payment for the deficiency. If the dissenter does not file such estimate within 30 days after the Company's mailing of its remittance, they shall be entitled to no more than the amount remitted.

Approval Required: Unless otherwise ordered by the Superior Court in Shoshone County, ID, the approval of a majority of the outstanding stock entitled to vote will be necessary to approve the proposed Articles of Amendment to the Company's Articles of Incorporation and the Asset Purchase Agreement. The Board of Directors believes that the change in domicile of incorporation through the merger with Western SVL Corp. is in the best interest of the Company and its shareholders.

Item 15. Acquisition or Disposition of Property

At the Meeting, the shareholder of the Company are asked to ratify and approve the Asset Purchase Agreement dated as of November 1, 2001, pursuant to which the Company will divest substantially all of its assets, which includes the disposition of the Company's property claims.

(a) At September 30, 2001 and 2000, the Company’s mineral properties consisted of approximately 14 acres of patented land located in the Coeur d’ Alene Mining District in Shoshone County, Idaho. During the year ended September 30, 1999, the Company held ten unpatented lode claims in addition to its 14 acres of patented land that were subsequently abandoned during fiscal year 2000. At present, no proven or probable reserves have been established at any of the Company’s mineral properties. In 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," effective for fiscal years beginning after December 15, 1995. The Statement requires that long-lived assets and associated intangibles be written down to their fair values whenever an impairment review indicates that the carrying value cannot be recovered. Prior to 1999, management reviewed the carrying values of its mineral properties and adjusted the values to zero.

(b) Subject to the shareholder approval of the Asset Purchase Agreement, substantially all of the assets of the Company, excluding $30,000 in cash, and all of the liabilities of the Company, including but not limited to any unrecorded environmental liabilities of the Company and/or its unpatented and patented mining claims or any other real property, will be transferred and assigned to WSL, LLC, which entity was organized under the laws of Idaho for the purposes of this agreement and is controlled by our former president and chairman, H. F. Magnuson, the father of  H. James Magnuson, our president and sole director. The Company has no knowledge of any liabilities, whether recorded or unrecorded, and therefore the scope, amount and existence of such liabilities, if any, that are being assumed by and transferred to WSL, LLC cannot be determined at the date of this Proxy Statement. Any potential unrecorded liabilities however, could be substantial, in which event the Company could be materially adversely affected in its ability to pursue new business opportunities. As consideration for the agreement to assume all liabilities of the Company, H. F. Magnuson, the control shareholder of  WSL, LLC, is being paid $115,000 cash at the closing by an entity controlled by the nominees for director, Messrs. Craft, Rubin and Heiden. Mr. Magnuson has also agreed to collect for the Company a cash receivable of $30,000 which will be the sole asset of the Company at the closing.  In addition, the entity controlled by the nominees for director has further agreed to advance the expenses for professional fees, including fees payable to the Company's independent public accountants, for the purpose of enabling the Company to become current in its reporting requirements under the Exchange Act and the nominees have also provided for no cash compensation or other fee arrangement services related to the preparation of this proxy statement. The board believes that the terms of the Asset Purchase Agreement are fair and equitable and in the best interests of the Company and its shareholders, based upon the belief that it may permit the new management to pursue new business opportunities unrelated to mining, without the potential liabilities associated with the mining industry.

Item 21. Voting Procedure

The presence, in person or by proxy, of the holders of a majority of the Shares of outstanding common stock of the Company entitled to vote is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of a plurality of the Shares of common stock represented at the meeting and entitled to vote is required for the election of directors. A holder of Shares of common stock of the Company will be entitled to one vote per share of common stock as to each matter properly brought before the meeting. Cumulative voting is not permitted in the election of directors. Abstentions and broker non-votes are each included in the determination of the number of Shares present at the meeting for purposes of determining a quorum. Abstentions and broker non-votes have no effect on determinations of plurality, except to the extent that they affect the total votes received by any particular candidate. For any matters requiring approval of a specified percentage of the outstanding Shares represented at the Annual Meeting and entitled to vote on such matter, abstentions will have the effect of negative votes, but broker non-votes will have no effect since they are not treated as Shares entitled to vote on such matter.

PROXY [PROXY CARD]
WESTERN SILVER-LEAD CORPORATION
POST OFFICE BOX 469
WALLACE, IDAHO 83873

This Proxy is solicited by the Board of Directors of Western Silver-Lead Corporation for a Special Meeting of Shareholders to be held on _______ __, 2002, at 2:30p.m., local time,  at the Wallace Inn, located at 100 Front Street, Wallace, Idaho.  The undersigned hereby appoints ________ with full power of substitution, and with discretionary authority, the proxy of the undersigned, to vote all shares of Common Stock the undersigned would be entitled to vote at the Special Meeting of Shareholders of the Company to be held on March __, 2002, and at any adjournment thereof, upon the matters listed below, and in accordance with his best judgment with respect to any other matters which may properly come before the meeting. The proxy, when duly executed, will be voted in the manner directed herein, and in the absence of specific directions to the contrary, this proxy will be voted "FOR":

Proposal One: To ratify the election of three new members to the Company's Board of Directors to serve for the ensuing year or until their successors are duly elected and qualified.

Nominee	Directors Recommend		For	Against	Abstain
Thomas J. Craft, Jr.	FOR	>
Richard Rubin	FOR	>
Ivo Heiden	FOR	>

Proposal Two: To amend the Company's Articles of Incorporation as follows:
(i) To convert the 2,400,000 issued and outstanding shares of Class B Assessable Common Stock into an equal number of shares of Class A Non-Assessable Common Stock.

Directors Recommend		For	Against	Abstain
FOR	>

Proposal Two (ii): To amend the Articles of Incorporation to change the par value of the Class A Non-Assessable Common Stock and the Class B Assessable Common Stock from $.05 per share to $.001 per share.

Directors Recommend		For	Against	Abstain
FOR	>

Proposal Two (iii): To amend the Articles of Incorporation to increase the authorized shares of Common Stock from 3,600,000 shares to 6,000,000 shares:

Directors Recommend		For	Against	Abstain
FOR	>

Proposal Three: To change the Company's domicile of incorporation from the State of Idaho to the State of Florida through a merger of the Company with its wholly-owned subsidiary, Western SVL Corp., a Florida corporation:

Directors Recommend		For	Against	Abstain
FOR	>

Proposal Four: To ratify and approve the Asset Purchase Agreement dated as of November 1, 2001:

Directors Recommend		For	Against	Abstain
FOR	>

Proposal Five: To ratify the appointment of DeCoria, Maichel & Teague, a Professional Services corporation, as  the Company's independent accountants, to conduct the audit of the Company's financial statements for the fiscal year ended September 30, 2001 and such other periods as the Board of Directors may determine:

Directors Recommend		For	Against	Abstain
FOR	>

Proposal Six: To transact such other business as may properly come before the Meeting and any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR EACH OF THE PROPOSALS.

The undersigned hereby revokes any proxy or proxies to vote heretofore given by the undersigned to any persons with respect to such shares.
Please sign exactly as your name appears on the stock certificate. If shares are held jointly, each shareholder should sign. When signing as executor, administrator, trustee, guardian, or other capacity, please give title as such.)
___________, 2002

___________________________	___________________________
Signature of Shareholder	Signature of Shareholder

___________________________	___________________________
Printed Name	Printed Name

PLEASE SIGN AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE, DATE AND RETURN PROXY [PROXY CARD] IN THE ENCLOSED ENVELOPE TO:

WESTERN SILVER-LEAD CORPORATION
POST OFFICE BOX 469
WALLACE, IDAHO 83873

Exhibit A

ARTICLES OF INCORPORATION
WESTERN SVL CORP.
(A FLORIDA CORPORATION)

Article I. Name
The name of this Florida corporation is:
Western SVL Corp.

Article II. Address
The Corporation's mailing address is:
Western SVL Corp.
730 Fifth Avenue, Suite 911
New York, NY 10019

Article III. Registered Agent
The name and address of the registered agent of the Corporation is:
Thomas J. Craft, Jr., Esq.
301 Clematis Street, Suite 3000
West Palm Beach FL 33401

Article IV. Board of Directors
The name of each initial member of the Corporation's Board of Directors is:
Thomas J. Craft, Jr.
Richard Rubin
Ivo Heiden

The affairs of the Corporation shall be managed by a Board of Directors consisting of not less than one director. The number of directors may be increased or decreased from time to time in accordance with the Bylaws of the Corporation. The election of directors shall be done in accordance with the Bylaws. The directors shall be protected from personal liability to the fullest extent permitted by law.

Article V. Capital Stock
The Corporation shall have the authority to issue 6,000,000 shares of common stock, par value $.001 per share.

Article VI. Authority of the Board of Directors
The Corporation's Board of Directors shall have the authority to amend the Articles of Incorporation without shareholder approval. In addition, the Board of Directors shall have the authority to amend the authorized capital of the Corporation, including adding additional classes of stock, without shareholder approval.

Article VII. Incorporator
The name and address of the incorporator is:
Corporate Creations International Inc.
941 Fourth Street #200
Miami Beach FL 33139

Article VIII. Corporate Existence
These Articles of Incorporation became effective on January 4, 2002. The undersigned incorporator executed these Articles of Incorporation on January 4, 2002.

Corporate Creations International, Inc.
Randy A. Fernandez, Vice President

Certificate of Designation Registered Agent/Office

CORPORATION:
Western SVL Corp.

REGISTERED AGENT/OFFICE:
Thomas J. Craft, Jr., Esq.
301 Clematis Street, Suite 3000
West Palm Beach FL 33401

I agree to act as registered agent to accept service of process for the corporation named above at the place designated in this Certificate. I agree to comply with the provisions of all statutes relating to the proper and complete performance of the registered agent duties. I am familiar with and accept the obligations of the registered agent position.

THOMAS J. CRAFT, JR.
by R. A. Fernandez as attorney-in-fact
Date: January 7, 2002

Exhibit B

ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION
WESTERN SILVER-LEAD CORPORATION. (AN IDAHO CORPORATION)

AMENDED
ARTICLE V.

The Corporation shall have the authority to issue 6,000,000 shares of common stock, par value $.001 per share.

Exhibit C

Idaho Statutes TITLE 30 CORPORATIONS CHAPTER 1
GENERAL BUSINESS CORPORATIONS PART 13

DISSENTERS' RIGHTS

30-1-1301. DEFINITIONS. In this part
(1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
(2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 30-1-1302, Idaho Code, and who exercises that right when and in the manner required by sections 30-1-1320 through 30-1-1328, Idaho Code.
(3) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
(4) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.
(5) "Record shareholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.
(6) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
(7) "Shareholder" means the record shareholder or the beneficial shareholder.

30-1-1302. RIGHT TO DISSENT. (1) A shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions
(a) Consummation of a plan of merger to which the corporation is a party
(i) If shareholder approval is required for the merger by section 30-1-1103, Idaho Code, or the articles of incorporation and the shareholder is entitled to vote on the merger; or
(ii) If the corporation is a subsidiary that is merged with its parent under section 30-1-1104, Idaho Code;
(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;
(c) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale;
(d) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it
(i) Alters or abolishes a preferential right of the shares;
(ii) Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;
(iii) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;
(iv) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or
(v) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under section 30-1-604, Idaho Code; or
(e) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.
(2) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.
(3) This section does not apply to the holders of shares of any class or series if the shares of the class or series are redeemable securities issued by a registered investment company as defined pursuant to the investment company act of 1940 (15 U.S.C. 80a-15 U.S.C. 80a-64).
(4) Unless the articles of incorporation of the corporation provide otherwise, this section does not apply to the holders of shares of a class or series if the shares of the class or series were registered on a national securities exchange, were listed on the national market systems of the national association of securities dealers automated quotation system or were held of record by at least two thousand (2,000) shareholders on the date fixed to determine the shareholders entitled to vote on the proposed corporate action.

30-1-1303. DISSENT BY NOMINEES AND BENEFICIAL OWNERS. (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.
(2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if
(a) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
(b) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

30-1-1320. NOTICE OF DISSENTERS' RIGHTS. (1) If proposed corporate action creating dissenters' rights under section 30-1-1302, Idaho Code, is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this part and be accompanied by a copy of this part.
(2) If corporate action creating dissenters' rights under section 30-1- 1302, Idaho Code, is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in section 30-1-1322, Idaho Code.

30-1-1321. NOTICE OF INTENT TO DEMAND PAYMENT. (1) If proposed corporate action creating dissenters' rights under section 30-1-1302, Idaho Code, is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights
(a) Must deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
(b) Must not vote his shares in favor of the proposed action.
(2) A shareholder who does not satisfy the requirements of subsection
(1) of this section is not entitled to payment for his shares under this part.

30-1-1322. DISSENTERS' NOTICE. (1) If proposed corporate action creating dissenters' rights under section 30-1-1302, Idaho Code, is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section 30-1- 1321, Idaho Code.
(2) The dissenters' notice must be sent no later than ten (10) days after the corporate action was taken, and must:
(a) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;
(b) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
(c) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date;
(d) Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the notice in subsection (1) of this section is delivered; and
(e) Be accompanied by a copy of this part.

30-1-1323. DUTY TO DEMAND PAYMENT. (1) A shareholder sent a dissenters' notice described in section 30-1-1322, Idaho Code, must demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to section 30-1- 1322(2)(c), Idaho Code, and, with respect to any certificated shares, deposit his certificates in accordance with the terms of the notice.
(2) The shareholder who demands payment and, with respect to any certificated shares, deposits his share certificates under subsection (1) of this section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.
(3) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this part.

30-1-1324. SHARE RESTRICTIONS. (1) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under section 30-1-1326, Idaho Code.
(2) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

30-1-1325. PAYMENT. (1) Except as provided in section 30-1-1327, Idaho Code, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with section 30-1-1323, Idaho Code, the amount the corporation estimates to be the fair value of his shares, plus accrued interest.
(2) The payment must be accompanied by (a) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any; (b) A statement of the corporation's estimate of the fair value of the shares; (c) An explanation of how the interest was calculated; (d) A statement of the dissenter's right to demand payment under section 30-1-1328, Idaho Code; and (e) A copy of this part.

30-1-1326. FAILURE TO TAKE ACTION. (1) If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.
(2) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under section 30-1-1322, Idaho Code, and repeat the payment demand procedure.

30-1-1327. AFTER-ACQUIRED SHARES. (1) A corporation may elect to withhold payment required by section 30-1-1325, Idaho Code, from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.
(2) To the extent the corporation elects to withhold payment under subsection (1) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under section 30-1-1328, Idaho Code.

30-1-1328. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER. (1) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate, less any payment under section 30-1-1325, Idaho Code, or reject the corporation's offer under section 30-1-1327, Idaho Code, and demand payment of the fair value of his shares and interest due, if
(a) The dissenter believes that the amount paid under section 30-1- 1325, Idaho Code, or offered under section 30-1-1327, Idaho Code, is less than the fair value of his shares or that the interest due is incorrectly calculated;
(b) The corporation fails to make payment under section 30-1-1325, Idaho Code, within sixty (60) days after the date set for demanding payment; or
(c) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.
(2) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (1) of this section within thirty (30) days after the corporation made or offered payment for his shares.

30-1-1330. COURT ACTION TO DETERMINE SHARE VALUE. (1) If a demand for payment under section 30-1-1328, Idaho Code, remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
(2) The corporation shall commence the proceeding in the Idaho district court of the county where a corporation's principal office or, if none in this state, its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.
(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding, as in an action against their shares, and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
(5) Each dissenter made a party to the proceeding is entitled to judgment
(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation; or (b) For the fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under section 30-1-1327, Idaho Code.

30-1-1331. COURT COSTS AND COUNSEL FEES. (1) The court in an appraisal proceeding commenced under section 30-1-1330, Idaho Code, shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 30-1-1328, Idaho Code.
(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable
(a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of sections 30-1-1320 through 30-1-1328, Idaho Code; or
(b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.
(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded to dissenters who were benefited.

Exhibit D

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (this "Agreement"), dated as of November 1, 2001, is made by and among Western Silver-Lead Corporation , an Idaho corporation ("Western"), Western SVL Corp., a wholly-owned subsidiary of Western organized under the laws of Florida ("Western SVL"), WSL, L.L.C., an Idaho limited liability corporation ("WSL"), and Harry F. Magnuson, a married man ("HFM"), on the one hand, and Kykuit Corporation, a Florida corporation, the principals of which are Thomas J. Craft, Jr., Richard Rubin, a married man, and Ivo Heiden, a married man (Messrs. Craft, Rubin and Heiden and Kykuit are collectively referred to as "Kykuit"), on the other hand.

RECITALS:

WHEREAS, as a condition to the agreement of Messrs. Craft, Rubin and Heiden agreement to serve as members of the board of directors of Western and Western SVL, subject to the affirmative vote of Western’s shareholders at a special meeting of shareholders (the "Meeting"), which Meeting shall also consider the proposal to amend the articles of incorporation of Western and the reincorporation of Western through the merger of Western into Western SVL for the purpose of changing the domicile of Western from the State of Idaho to the State of Florida (the "Reincorporation"), Western has agreed to sell and assign to WSL or his designee (collectively, "WSL"), and WSL has agreed to purchase and assume from Western, on the terms and subject to the conditions set forth in this Agreement, substantially all of the assets and all of the liabilities of Western that are primarily used in conjunction with or related to Western’s business (the "Business Liabilities") on or before the Reincorporation of Western with and into Western SVL for the purpose of becoming a Florida corporation;

WHEREAS, HFM’s consulting efforts have been solely responsible for the successful negotiation of this transaction including the agreement related to the assumption by WSL of the Business Liabilities and the Reincorporation;

WHEREAS, the parties acknowledge and agree that the amount of the Business Liabilities, including potential unrecorded liabilities, is not known and cannot be determined at the date of this Agreement; and

WHEREAS, the parties acknowledge and agree that Western SVL, following the Reincorporation, does not intend to engage in the business of mining in the State of Idaho.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements and the conditions set forth in this Agreement, the parties hereto hereby agree as follows:

ARTICLE 1
TRANSFER OF ASSETS; ASSUMPTION OF BUSINESS LIABILITIES; AND CONSULTING FEES

1.1 Transfer of Assets. On the terms and subject to the conditions set forth in this Agreement, Western shall, at the "Closing" (as defined in Section 3.1 hereof), sell, transfer and assign to WSL, and WSL shall purchase and acquire from Western, all of Western's right, title and interest, as of the "Closing Date" (as defined in Section 3.1 hereof), in and to the assets of Western, all of which are related to or used in conjunction with the Business (collectively, the "Assets") as follows:

(a) All of the tangible assets listed on Western's audited balance sheet dated as of September 30, 2001 (the "Balance Sheet") which shall be attached hereto as Exhibit A and any addition made thereto in the ordinary course of business prior to the Closing Date;
(b) Western's interest in patented and unpatented mining claims and other real property to which Western is a party and which are listed on Exhibit B attached hereto;
(c) Western’s current assets including cash equivalents, accounts or notes receivable owing to Western as of the Closing Date,
(d) All contracts and agreements of Western with any third party, whether identified or not identified, and to the extent identified as shall be described, which are listed below on Exhibit C;
(e) All permits, licenses and other governmental approvals held by Western related exclusively to the Assets or the Business, to the extent they are assignable;

1.2 Excluded Assets. Notwithstanding the terms of Section 1.1, the following assets shall be retained by Western and shall not be sold, transferred or assigned to WSL in connection with the purchase of the Assets and shall remain as Assets of Western through the date of the Reincorporation:

(a) All corporate certificates of authority and corporate minute books and the corporate stock record or register of Western; and
(b) A cash balance of $30,000 collected or to be collected prior to the Closing Date.

1.3 Assumption of Business Liabilities. As of the Closing Date, WSL shall assume and agree to pay, perform or otherwise satisfy in accordance with their terms, and to indemnify and hold Western, Western SVL, Kykuit and its principals harmless from and against, any obligation or past, present or any potential future liability that Western has or may have incurred on or before the Closing Date, including, but not limited to, all of the following obligations or liabilities (the "Business Liabilities"): (i) Western's obligations to be performed or satisfied on or after the Closing Date under any lease agreements, agreements, contracts, arrangements and licenses assigned to WSL pursuant to Section 1.1 hereof, including, but not limited to, any recorded or unrecorded environmental liabilities, whether federal, state or private, related to Western’s patented and unpatented mining claims or any of Western’s real property or interests therein, whether reflected on the Balance Sheet or otherwise; and (ii) Western's accounts payable and accrual balances related to the Business as set forth on the Balance Sheet and any addition thereto in the ordinary course of business prior to the Closing Date.

1.4 Consulting Fees. As of the Closing Date and subject to Section 2.1 below, and in consideration for the role of HFM in the assumption by WSL of the Business Liabilities, WSL’s acceptance of the assignment of Western’s Assets and the other good and valuable consulting services of HFM in connection with the execution and delivery of this Agreement and related to the Reincorporation, Kykuit shall assume and agree to pay consideration which shall included consulting fees to HFM as set forth in Article 2 below.

ARTICLE 2
PURCHASE PRICE

2. Amount. The consideration given to WSL for the assumption of Business Liabilities and the acceptance of the Assets, other than Excluded Assets, and the consideration given to HFM for consulting fees, shall consist of payment by Kykuit to HFM upon the Closing Date the sum of One Hundred and Fifteen Thousand Dollars ($115,000). This sum shall be deposited into an escrow account of Thomas J. Craft, Jr., Esq., an attorney licensed to practice law in the State of Florida upon the filing by Western of the proxy statement with the SEC for the special meeting of shareholders (the "Meeting") called for, among other purposes, ratifying and approving this Agreement, approving the Reincorporation, approving the Articles of Amendment to Western’s Articles of Incorporation and approving the other transactions contemplated thereby.

2.2 Manner of Payment. On the Closing Date, Thomas J. Craft, Jr., Esq. shall immediately pay and deliver by wire transfer the sum of $115,000 to HFM , in accordance with wire transfer instructions delivered by HFM.

2.3 Transfer Taxes and Other Closing Costs. If applicable, WSL shall pay any and all sales, use, transfer, deed or excise taxes that shall become due and payable as a result of the sale of the Assets as contemplated under Section 1.1, including any sales tax assessed by governmental authorities after filing of the applicable sales tax return or returns. WSL shall file all sales or use tax returns and pay to the appropriate taxing authority all such tax as is required by law to be paid in connection herewith. Where applicable, HFM shall pay any income taxes that shall become due and payable as a result of HFM’s receipt of any consulting fees or consideration paid pursuant to this Agreement.

ARTICLE 3
CLOSING

3.1 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") will take place at the offices of CR Capital Services Inc., 730 Fifth Avenue, Suite 911, New York, NY 10023 at 2.30 p.m., Eastern Time, on or before the Termination Date, or at such other place and on such other date as is mutually agreed upon by the parties. The date on which the Closing occurs is referred to herein as the "Closing Date."

3.2 General Procedure. At the Closing, each party shall deliver to the party entitled to receipt thereof the documents required to be delivered pursuant to Article 7 hereof and such other documents, instruments and materials (or complete and accurate copies thereof, where appropriate) as may be reasonably required in order to effectuate the intent and provisions of this Agreement, and all such documents, instruments and materials shall be satisfactory in form and substance to counsel for the receiving party. The conveyance, transfer, assignment and delivery of the Assets to WSL shall be effected by Western's execution and delivery of a bill of sale, substantially in the form attached hereto, the assignment and assumption of the Business Liabilities of Western to WSL shall be effected by the parties' execution and delivery of an assignment and assumption agreement, substantially in the form attached hereto, and such other instruments of conveyance, transfer, assignment and delivery as Kykuit, Western, Western SVL and WSL shall reasonably request to cause and permit Western to transfer, convey, assign and deliver the Assets and Business Liabilities to WSL.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF WESTERN

Western hereby represents and warrants to Kykuit and WSL as follows:

4.1 Organization and Qualification. Western is a corporation duly organized, validly existing and in good standing under the laws of the State of Idaho and has all necessary corporate power, authority and authorizations to operate the Business as presently conducted and to own its properties.

4.2 Authority and Consent. The execution, delivery and performance of this Agreement by Western and the consummation of the transactions contemplated hereby have been duly and validly authorized by the requisite corporate action of the board of directors of Western, and shall be subject to the approval by the Western shareholders at a special shareholders meeting before the Termination Date or as soon thereafter as such meeting may be legally called and held and no other corporate proceedings on the part or Western, other than receiving the affirmative vote of holders of a majority of Western’s shareholders, are necessary to authorize the execution, delivery or performance of this Agreement and the transactions contemplated hereby.

4.3 Binding Obligation. This Agreement has been duly executed and delivered by Western and, subject only to the vote of Western’s shareholders at the above referenced special meeting of shareholders, constitutes the valid and binding obligation of Western, enforceable in accordance with its terms.

4.4 Title and Condition of Assets. Western makes no representations or warranties regarding the existence or condition of the Assets or the status of Western's title in the Assets. Western's entire right, title and interest in the Assets is being transferred on an "AS IS, WHERE IS" basis, with any and all faults. WESTERN MAKES NO WARRANTY OR REPRESENTATION AS TO SIZE, KIND, NUMBER, MERCHANTABILITY, DESCRIPTION, CONDITION OR FITNESS FOR ANY PURPOSE OF ANY OF THE ASSETS. WSL AGREES TO ACCEPT THE ASSETS IN AN "AS IS" CONDITION WITH ANY AND ALL FAULTS.

4.5 Amount of Liabilities. Western makes no representations or warranties regarding the existence or amount of any recorded our unrecorded liabilities, nor any representations or warranties regarding any potential future liabilities, including, but not limited to, any recorded or unrecorded environmental liabilities, whether federal, state or private, related to Western’s patented and unpatented mining claims or any of Western’s real property or interests therein, whether reflected on the Balance Sheet or otherwise.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF WSL

WSL represents and warrants to Western and Kykuit as follows:

5.1 Authority and Power. WSL has the authority to enter into this Agreement and perform his obligations hereunder.

5.2 Authority and Consent. The execution, delivery and performance of this Agreement by WSL and the consummation of the transactions contemplated hereby has been duly and validly agreed by WSL, and no other proceedings on WSL’s part is necessary to authorize the execution, delivery or performance of this Agreement.

5.3 Binding Obligation. This Agreement has been duly executed and delivered by WSL and constitutes the valid and binding obligation of WSL, enforceable in accordance with its terms, subject only to approval by Western’s shareholders at the special meeting referred to hereinabove.

ARTICLE 6
REPRESENTATIONS AND WARRANTIES OF KYKUIT

Kykuit represents and warrants to Western and Kykuit as follows:

6.1 Organization and Qualification. Kykuit is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all necessary corporate power, authority and authorizations to enter into this Agreement, which is a condition precedent to any Reincorporation of Western into Western SVL and the agreement of Kykuit to pay the consideration provided herein.

6.2 Authority and Consent. The execution, delivery and performance of this Agreement by Kykuit, the payment by Kykuit of the $115,000 into the above referenced escrow account pending the Closing Date and the consummation of the transactions contemplated hereby have been duly and validly authorized by the requisite corporate action of the board of directors of Kykuit and no other actions are necessary to authorize the execution, delivery or performance of this Agreement and the transactions contemplated hereby.

6.3 Binding Obligation. This Agreement has been duly executed and delivered by Kykuit and upon the satisfaction by Western of its obligations hereunder and under the transactions contemplated hereby, constitutes the valid and binding obligation of Kykuit, enforceable in accordance with its terms.

ARTICLE 7
OTHER COVENANTS AND AGREEMENTS

7.1 Consents of Third Parties. WSL shall be responsible for obtaining the consent of any necessary third persons or agencies to the assignment and transfer to WSL of the Assets and Business Liabilities to be assigned, assumed and transferred under the terms of this Agreement; provided, that Western shall cooperate in WSL's efforts to obtain such consents as necessary. WSL shall use its best efforts to obtain such consents; provided, that until such consents are obtained, Western and WSL shall administer such Assets and Business Liabilities for the benefit and at the expense of WSL as though such Assets and Business Liabilities had been assigned to and assumed by WSL.

7.2 Release. Upon the Closing Date, WSL shall release and forever discharge Western, Western SVL and Kykuit from any and all present or future claims (the "Claims"), whether known or unknown, arising out of any employment with or any services to Western as directors and/or officers or the termination of such employment and such services, or any business, financial or other transactions between WSL and any affiliate(s) with Western.

ARTICLE 8
CONDITIONS TO CLOSING

8.1 Conditions to WSL's Obligations. The obligation of WSL to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions on or before the Closing Date:

(a) The representations and warranties of Western and Kykuit set forth in Articles 4 and 6 hereof shall be true and correct in all material respects at and as of the Closing Date and as of the date of this Agreement, as applicable, except that any such representation or warranty made as of a specified date (other than the date hereof) shall only need to have been true on and as of such date;
(b) Western and Kykuit shall have performed in all material respects all of the covenants and agreements required to be performed and complied with by it under this Agreement prior to the Closing;
(c) Western's shareholders shall have approved the sale of the Assets and assignment of Business Liabilities pursuant to the terms and conditions of this Agreement at a special meeting of shareholders; and
(d) On the Closing Date, Western shall have delivered to WSL all of the following:
(i) the Bill of Sale executed by Western and such other instruments of conveyance, transfer, assignment and delivery with respect to the Assets as may be reasonably required;
(ii) the Assignment and Assumption executed by Western;
(iii) a copy of the text of the resolutions adopted by the Board of Directors of Western authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, along with a certificate, executed on behalf of Western by its corporate secretary, certifying to WSL that such copy is a true and complete copy of such resolutions, and that such resolutions were duly adopted and have not been amended or rescinded; and
(iv) payment on the Closing Date of the sum of $115,000 to HFM by Kykuit.

8.2 Conditions to Western's Obligations. The obligation of Western to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions on or before the Closing Date:
(a) The representations and warranties of WSL and Kykuit set forth in Articles 5 and 6 hereof will be true and correct in all material respects at and as of the Closing Date and as of the date of this Agreement, as applicable, except that any such representation or warranty made as of a specified date (other than the date hereof) shall only need to have been true on and as of such date;
(b) WSL shall have performed in all material respects all the covenants and agreements required to be performed by it under this Agreement prior to the Closing;
(c) Western's shareholders shall have approved the sale of the Assets pursuant to the terms and conditions of this Agreement and shall have approved the Reincorporation of Western with and into Western SVL and the Articles of Amendment to the Articles of Incorporation of Western at the Meeting; and
(d) On the Closing Date, WSL will have delivered to Western and Kykuit:
(i) the Assignment and Assumption executed by WSL;
(ii) such other certificates, documents and instruments as Western and Kykuit reasonably request related to the transactions contemplated hereby.

8.3 Conditions to Kykuit's Obligations. The obligation of Kykuit to consummate the transactions contemplated by this Agreement including the payment of $115,000 to HFM, is expressly subject to the satisfaction of the following conditions by WSL and Western on or before the Closing Date:
(a) The representations and warranties of WSL and Western set forth in Articles 4 and 5 hereof will be true and correct in all material respects at and as of the Closing Date and as of the date of this Agreement, as applicable, except that any such representation or warranty made as of a specified date (other than the date hereof) shall only need to have been true on and as of such date;
(b) WSL and Western shall have performed in all material respects all the covenants and agreements required to be performed by it under this Agreement prior to the Closing;
(c) Western's shareholders shall have approved the sale of the Assets pursuant to the terms and conditions of this Agreement and shall have approved the Reincorporation with and into Western SVL and the Articles of Amendment of the Articles of Incorporation of Western, among other proposals as set forth in the attached resolutions of the board of directors of Western duly adopted on November 1, 2001; and
(d) On the Closing Date, WSL will have delivered to Western and Kykuit:
(i) the Assignment and Assumption executed by WSL;
(ii) such other certificates, documents and instruments as Western and Kykuit reasonably request related to the transactions contemplated hereby.

ARTICLE 9
TERMINATION

9.1 Termination. This Agreement shall terminate at any time prior to the Closing upon the termination of the agreement and plan of merger providing the Reincorporation of Western with and into Western SVL, according to the terms of such agreement as a result of the shareholders of Western not approving the transactions contemplated hereby at the Meeting. This Agreement may also be terminated at any time prior to the Closing (a) by the mutual consent of Kykuit, WSL and Western; or (b) by Kykuit if the transactions contemplated hereby have not been consummated by the end of business on April 30, 2002 (the "Termination Date").

9.2 Effect of Termination. In the event of termination of this Agreement by Kykuit, WSL and Western by mutual consent or by Kykuit, as provided in Section 9.1, this Agreement shall become void and there shall be no liability on the part of Kykuit or Western, or their respective stockholders, officers, or directors, or by WSL.

ARTICLE 10
INDEMNIFICATION

10.1 Western's Indemnity. For a period of five (5) years from the Closing Date, Western shall indemnify, defend and hold harmless Kykuit against and in respect of all claims, demands, losses, costs, expenses, obligations, liabilities, damages, and deficiencies, including attorneys fees but net of any insurance proceeds and tax benefits received by Kykuit in connection therewith, that Kykuit may incur or suffer which result from any breach of, or failure of Western to perform, any of its representations, warranties, covenants or agreements contained within this Agreement or on any schedule, certificate, exhibit or other instrument furnished or to be furnished by Western under this Agreement.

10.2 WSL's Indemnity. For a period of five (5) years from the Closing Date, WSL shall indemnify, defend and hold harmless Western and Kykuit against and in respect of all claims, demands, losses, costs, expenses, obligations, liabilities, damages, and deficiencies, including attorneys fees but net of any insurance proceeds and tax benefits received by Kykuit and Western in connection therewith, that Kykuit or Western may incur or suffer which result from (i) any breach of, or failure of WSL to perform, any of his respective representations, warranties, covenants or agreements contained within this Agreement or on any schedule, certificate, exhibit or other instrument furnished or to be furnished by WSL under this Agreement, or (ii) any liability or obligation incurred by Kykuit or Western after the Effective Date.

ARTICLE 11
MISCELLANEOUS

11.1 Bulk Sales Laws. The parties hereby agree to waive compliance with the provisions of all applicable bulk sales laws (if any are applicable).

11.2 Survival of Representations and Warranties. All representations, warranties, agreements, covenants and obligations made or undertaken by the parties in this Agreement or in any document or instrument executed and delivered pursuant hereto shall survive the Closing hereunder and shall not merge in the performance of any obligation by any party hereto.

11.3 Expenses. Each of the parties shall pay all costs and expenses incurred or to be incurred by it in negotiating and preparing this Agreement and in closing and carrying out the transaction contemplated by this Agreement.

11.4 Effect of Headings. The subject headings of the articles and sections of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

11.5 Entire Agreement; Modification; Waiver. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understanding of the parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

11.6 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.7 Notices. Any notice or other communication required or permitted under this Agreement shall be in writing and shall be deemed to have been given when received, if personally delivered or delivered by telegram, telex or telecopy, or when deposited, if placed in the U.S. Mails for delivery by registered or certified mail, return receipt requested, postage prepaid and addressed to the appropriate party at the following addresses:

If to Western Silver-Lead Corporation, then to

Western Silver-Lead Corporation
Post Office Box 469
Wallace, Idaho 83873

If to WSL, then to:
Post Office Box 469
Wallace, Idaho 83873

If to Kykuit Corporation, then to:
Kykuit Corporation
730 Fifth Avenue, Suite 911
New York, NY 10019

With a copy to:
Thomas J. Craft, Jr., P.A.
301 Clematis Street, Suite 3000
West Palm Beach, FL 33401

If to H.F. Magnuson, then to:
Post Office Box 469
Wallace, Idaho 83873

Addresses may be changed by written notice given pursuant to the provisions of this paragraph; however, any such notice shall not be effective, if mailed, until three (3) working days after depositing in the U.S. Mails or when actually received, whichever occurs first.

11.8 Governing Law. This Agreement shall be governed by, and interpreted in accordance with the laws of the State of Idaho including all matters of construction, validity, enforcement and performance, without giving effect to principles of conflict of laws.

11.9 Public Announcement. No press releases, announcements or other disclosure related to this Agreement or the transactions contemplated herein will be issued or made without the written approval of each of Kykuit, Western and WSL, except for any public disclosure which the parties, in good faith, believe is required by law (in which case the disclosing party will consult with the other parties prior to making such disclosure).

11.10 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their successors or assigns, provided that, except as otherwise provided herein, the respective rights and obligations of the parties may not be assigned without the written consent of the parties hereto, which consent shall not be unreasonably withheld.

11.11 Arbitration. Any dispute, controversy or claim arising out of or relating to this Agreement or the alleged breach, termination or validity hereof, including alleged fraud in the inducement, shall be settled by arbitration in accordance with the rules of the American Arbitration Association. The proceedings shall be conducted in Shoshone County, Idaho. In any such proceedings, questions of substantive law shall be determined under the laws of the State of Idaho. The decision of the arbitrator shall be final and shall be accorded full faith and credit and entitled to recognition and enforcement by the courts of the United States and in the courts of all states. The prevailing party in any such proceeding shall be entitled to recover reasonable attorneys' fees and costs related to such proceeding from the nonprevailing party.

11.12 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

11.13 The obligations of each of the parties are subject to the fulfillment that this transaction shall have been duly adopted and approved by the requisite vote of the shareholders of Western in accordance with Idaho State Law, the Articles of Incorporation and Bylaws of Western, and any agreements among the creditors of Western; and to the extent such documents are inconsistent with the terms and conditions of this Agreement, Western and Kykuit release, waive, and discharge any restrictions to the extent inconsistent with this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Asset Purchase Agreement as of the day and year first above written.

WESTERN SILVER-LEAD CORPORATION	HARRY F. MAGNUSON
By: R. M. MacPhee, Secretary	By: Harry F. Magnuson
Name (Title)

WSL, L.L.C.	WESTERN SVL CORP.
By: Harry F. Magnuson, President	By: Ivo Heiden, Vice President
Name (Title)	Name (Title)

KYKUIT CORPORATION
By: Richard Rubin, Secretary
Name (Title)